UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2020

INTRICON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	IIN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On September 8, 2020, the board of directors (the "Board") of IntriCon Corporation (the "Company") increased the number of directors on the Board from six to seven and appointed Scott Longval to fill the newly created directorship effective as of October 1, 2020. Mr. Longval will serve as a member of the Board until the expiration of his term on the date of the Company's 2023 annual meeting of shareholders and until his successor is duly elected and qualified. Because Mr. Longval also serves as an executive officer of the Company, he will not receive compensation for his services as a director. Mr. Longval also will not serve on any standing committees of the Board.

Mr. Longval is the Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company. As previously reported, Mr. Longval will become President and Chief Executive Officer of the Company on October 1, 2020. Mr. Longval will retain his current title and responsibilities, including as Chief Financial Officer, through September 30, 2020. The Company has commenced a search for a new chief financial officer to replace Mr. Longval.

Mr. Longval joined the Company as Corporate Controller in September 2005 and has served as the Chief Financial Officer since July 2006. Mr. Longval was appointed as Executive Vice President in January 2019 and Chief Operating Officer in April 2019. Mr. Longval received a Bachelor of Science degree in Accounting from the University of St. Thomas. Prior to joining the Company, Mr. Longval was Principal Project Analyst at ADC Telecommunications, Inc., a provider of innovative network infrastructure products and services, from March 2005 until September 2005. From May 2002 until March 2005 he was employed by Accellent, Inc., formerly MedSource Technologies, a provider of outsourcing solutions to the medical device industry, most recently as Manager of Financial Planning and Analysis. From September 1998 until April 2002, he was employed by Arthur Andersen, most recently as experienced audit senior.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: September 11, 2020